================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A1

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  September 20, 1995



                         Commission File Number:  1-6828                                 Commission File Number:  1-7959

                                STARWOOD LODGING                                          STARWOOD LODGING CORPORATION
                                      TRUST
                                                                             (Exact name of registrant as specified in its charter)
             (Exact name of registrant as specified in its charter)
                                                                                                    Maryland
                                    Maryland                                              (State or other jurisdiction
                          (State or other jurisdiction                                  of incorporation or organization)
                        of incorporation or organization)
                                                                                                   52-1193298
                                   52-0901263                                         (I.R.S. employer identification no.)
                      (I.R.S. employer identification no.)
                                                                                        11845 W. Olympic Blvd., Suite 560
                        11845 W. Olympic Blvd., Suite 550                                Los Angeles, California  90064
                         Los Angeles, California  90064                                  (Address of principal executive
                         (Address of principal executive                                  offices, including zip code)
                          offices, including zip code)
                                                                                                 (310) 575-3900
                                 (310) 575-3900                                          (Registrant's telephone number,
                         (Registrant's telephone number,                                      including area code)
                              including area code)
                                                                                         (Former name or former address,
                         (Former name or former address,                                  if changed since last report)
                          if changed since last report)


================================================================================

         The undersigned Registrants hereby amend the following items, the financial statements, Pro Forma Financial Information and Exhibits of their Form 8-K/A dated September 20, 1995 as set forth in the pages attached hereto:

==============================================================================

         Item 7 of the Joint Current Report on Form 8-KA dated September 20, 1995 filed by Starwood Lodging Trust and Starwood Lodging Corporation is hereby amended to read in its entirety as follows:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a) Financial Statements of Businesses Acquired. See Index to Financial Statements (page F-1).

       (b) Pro Forma Financial Information. See Index to Financial Statements (page F-1).

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


STARWOOD LODGING TRUST                             STARWOOD LODGING CORPORATION




By: /s/ Ronald C. Brown                            By: /s/ Kenneth J. Biehl
   ____________________________                        ___________________________________
     Ronald C. Brown                                        Kenneth J. Biehl
     Vice President and                                     Vice President and Principal
        Chief Financial Officer                               Financial and Accounting Officer



Date:    December 1, 1995

                        INDEX TO FINANCIAL STATEMENTS


STARWOOD LODGING TRUST AND STARWOOD LODGING
  CORPORATION -- PRO FORMA

Combined and Separate Statements of Operations for the nine months ended September 30, 1995
  and the year ended December 31, 1994  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         F-2
Notes to Pro Forma Statements of Operations   . . . . . . . . . . . . . . . . . . . . . . . . . . .         F-9

DORAL INN
Reports of Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        F-12
Balance Sheet as of December 31, 1994 and 1993  . . . . . . . . . . . . . . . . . . . . . . . . . .        F-13
Statements of Operations for the years ended December 31, 1994, 1993 and 1992 . . . . . . . . . . .        F-14
Statements of Division Account for the years ended December 31, 1994, 1993 and 1992 . . . . . . . .        F-16
Statements of Cash Flows for the years ended December 31, 1994, 1993 and 1992 . . . . . . . . . . .        F-17
Notes to Financial Statements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        F-19

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

                             PRO FORMA COMBINED AND
                       SEPARATE STATEMENTS OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                      AND THE YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)

         Effective January 1, 1995, Starwood Lodging Trust (the "Trust") and Starwood Lodging Corporation (the "Corporation") consummated the previously announced reorganization (the "Reorganization") with Starwood Capital Group, L.P. and its affiliates (collectively "Starwood Capital"). On July 6, 1995, the Trust and the Corporation completed a public offering (the "Offering") of 11,787,500 paired shares. Net proceeds from the Offering of approximately $252.1 million together with proceeds from a financing facility and cash on hand were used as follows: approximately $206.5 million was used to repay existing indebtedness, including $10 million which was used by Realty to purchase the first trust deed on Operating's Milwaukee hotel, and approximately $53.8 million was used for the acquisition of the 462-room Sheraton Colony Square in Atlanta, Georgia and the 224-room Embassy Suites in Tempe, Arizona. On September 20, 1995, the Companies acquired the Doral Inn in New York, New York for $43.3 million.

         Due to the impact of the Offering and the acquisitions of properties acquired, the historical results of operations and earnings per share are not indicative of future results of operations and earnings per share. The following Unaudited Combined and Separate Pro Forma Statements of Operations for the nine months ended September 30, 1995 and for the year ended December 31, 1994 give effect to the Reorganization; the Offering and the related acquisitions of the Sheraton Colony Square in Atlanta, Georgia, the Embassy Suites in Tempe, Arizona, and the Omni Europa in Chapel Hill, North Carolina; and the acquisition of the Doral Inn in New York, New York as of the beginning of the period presented and exclude the results from properties sold in 1994. The pro forma information is based upon historical information and does not purport to present what actual results would have been had such transactions, in fact, occurred at the beginning of each period presented, or to project results for any future period.

STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION
UNAUDITED COMBINED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995

                                            Historical                                                                Pro Forma
                                             Starwood                                                                 Starwood
                                             Lodging           Acquired                           Pro Forma            Lodging
                                             Combined         Properties        Doral Inn        Adjustments          Combined
                                           ------------      ------------      -----------       -----------         -----------
                                                (A)              (C)               (D)
REVENUE
Hotel   . . . . . . . . . . . . . . . .     $81,951,000       $14,854,000       $13,312,000                          $110,117,000
Gaming  . . . . . . . . . . . . . . . .      20,375,000                                                                20,375,000
Interest from mortgage and other notes        8,004,000                                                                 8,004,000
Rents from leased hotel properties  . .         608,000                                                                   608,000
Other income  . . . . . . . . . . . . .       1,334,000                                                                 1,334,000
Gain (loss) on sales of hotel assets  .        (125,000)                                                                 (125,000)
                                            -----------       -----------       -----------     ------------         ------------
                                            112,147,000        14,854,000        13,312,000                           140,313,000
                                            -----------       -----------       -----------     ------------         ------------
EXPENSES
Hotel operations  . . . . . . . . . . .      56,232,000        10,285,000        11,362,000       (1,248,000) (E)      76,631,000
Gaming operations   . . . . . . . . . .      18,351,000                                                                18,351,000
Interest  . . . . . . . . . . . . . . .      11,198,000                           3,219,000      (13,909,000) (F)       3,083,000
                                                                                                   2,575,000  (F)
Depreciation and amortization . . . . .      10,182,000         3,465,000         3,192,000                            16,839,000
Administrative and operating  . . . . .       3,836,000                                               10,000  (E)       3,846,000
                                            -----------       -----------       -----------     ------------         ------------
                                             99,799,000        13,750,000        17,773,000      (12,572,000)         118,750,000
                                            -----------       -----------       -----------     ------------         ------------

Income (loss) before minority interest       12,348,000        $1,104,000       $(4,461,000)     $12,572,000           21,563,000
Minority interest in Partnerships (H)         5,398,000       ===========       ===========     ============            6,488,000
                                            -----------                                                              ------------

Income from continuing operations . . .      $6,950,000                                                               $15,075,000
                                            ===========                                                              ============

Income from continuing operations
  per paired share (I)  . . . . . . . .           $1.17                                                                     $1.09
                                            ===========                                                              ============

See accompanying notes to the pro forma statements of operations.

STARWOOD LODGING TRUST
UNAUDITED COMBINED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995

                                                Historical
                                                 Starwood                                                          Pro Forma
                                                 Lodging        Acquired                                           Starwood
                                                  Trust        Properties       Doral Inn       Pro Forma           Lodging
                                                   (A)             (C)             (D)         Adjustments           Trust
                                                -----------     ----------      ----------     -----------        -----------
REVENUE
Rents from Corporation  . . . . . . . .         $18,287,000     $               $               $4,566,000 (J)    $22,853,000
Interest from Corporation   . . . . . .           2,629,000                                      3,412,000 (K)      6,041,000
Interest from mortgage and other notes            7,915,000                                                         7,915,000
Rents from leased hotel properties  . .             608,000                                                           608,000
Other income  . . . . . . . . . . . . .             461,000                                                           461,000
Gain (loss) on sales of hotel assets  .            (125,000)                                                         (125,000)
                                                -----------     ----------      ----------      ----------        -----------
                                                 29,775,000                                      7,978,000         37,753,000
                                                -----------     ----------      ----------      ----------        -----------
EXPENSES
Interest - other  . . . . . . . . . . .          10,534,000                                    (10,108,000)(F)      3,001,000
                                                                                                 2,575,000 (F)
Depreciation and amortization . . . . .           6,260,000      1,483,000                                          7,743,000
Administrative and operating  . . . . .           1,178,000                                                         1,178,000
                                                -----------     ----------      ----------      ----------        -----------
                                                 17,972,000      1,483,000                      (7,533,000)        11,922,000
                                                -----------     ----------      ----------      ----------        -----------
Income (loss) before minority interest           11,803,000     $1,483,000      $               15,511,000         25,831,000
                                                                ==========      ==========      ==========
Minority interest in Partnerships (H)             4,957,000                                                         7,772,000
                                                -----------                                                       -----------
Income from continuing operations . . .          $6,846,000                                                       $18,059,000
                                                ===========                                                       ===========
Income from continuing operations
  per paired share (I)  . . . . . . . .               $1.15                                                             $1.31
                                                ===========                                                       ===========

See accompanying notes to the pro forma statements of operations.

STARWOOD LODGING CORPORATION
UNAUDITED COMBINED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995

                                           Historical                                                             Pro Forma
                                            Starwood                                                              Starwood
                                            Lodging         Acquired                       Pro Forma               Lodging
                                          Corporation       Properties      Doral Inn      Adjustments            Corporation
                                          -----------      -----------     -----------     -----------           ------------
                                              (A)              (C)             (D)
REVENUE
Hotel   . . . . . . . . . . . . . . . .    $81,951,000     $14,854,000     $13,312,000    $                      $110,117,000
Gaming  . . . . . . . . . . . . . . . .     20,375,000                                                             20,375,000
Interest from mortgage and other notes          89,000                                                                 89,000
Other income  . . . . . . . . . . . . .        873,000                                                                873,000
                                          ------------     -----------     -----------    -----------            ------------
                                           103,288,000      14,854,000      13,312,000                            131,454,000
                                          ------------     -----------     -----------    -----------            ------------
EXPENSES
Hotel operations  . . . . . . . . . . .     56,232,000      10,285,000      11,362,000     (1,248,000)   (E)       76,631,000
Gaming operations   . . . . . . . . . .     18,351,000                                                             18,351,000
Rent - Trust  . . . . . . . . . . . . .     18,287,000                                      4,566,000    (J)       22,853,000
Interest - Trust  . . . . . . . . . . .      2,629,000                                      3,412,000    (K)        6,041,000
Interest - other  . . . . . . . . . . .        664,000                       3,219,000     (3,801,000)   (F)           82,000

Depreciation and amortization . . . . .      3,922,000       1,982,000       3,192,000                              9,096,000
Administrative and operating  . . . . .      2,658,000                                         10,000    (E)        2,668,000
                                          ------------     -----------     -----------    -----------            ------------
                                           102,743,000      12,267,000      17,773,000      2,939,000             135,722,000
                                          ------------     -----------     -----------    -----------            ------------
Income (loss) before minority interest         545,000      $2,587,000     $(4,461,000)   $(2,939,000)             (4,268,000)
                                                           ===========     ===========    ===========
Minority interest in Partnerships (H)          441,000                                                             (1,284,000)
                                          ------------                                                            -----------
Net income (loss)   . . . . . . . . . .       $104,000                                                            $(2,984,000)
                                          ============                                                            ===========
Net income (loss) per paired share  . .          $0.02                                                                 $(0.22)
                                          ============                                                            ===========

See accompanying notes to the pro forma statements of operations.

STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION
UNAUDITED COMBINED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1994

                                    Historical                                                                       Pro Forma
                                     Starwood                                                                         Starwood
                                     Lodging        Starwood        Acquired                      Pro Forma           Lodging
                                     Combined       Capital        Properties     Doral Inn      Adjustments          Combined
                                    ----------    -----------      ----------     ----------     -----------         ----------
                                        (A)             (B)            (C)            (D)
REVENUE
Hotel   . . . . . . . . . . . . .   $82,668,000    $16,467,000     $26,632,00     $19,459,000    $                   $145,226,000
Gaming  . . . . . . . . . . . . .    27,981,000                                                                        27,981,000
Interest from mortgage and
  other notes   . . . . . . . . .     1,554,000      8,496,000                                                         10,050,000
Rents from leased hotel properties
  and income from joint ventures        927,000                                                                           927,000
Other income  . . . . . . . . . .       411,000                                                                           411,000
Gain (loss) on sales of hotel
assets  . . . . . . . . . . . . .       456,000                                                                           456,000
                                    -----------    -----------     ----------     -----------    ------------        ------------
                                    113,997,000     24,963,000      26,632,00      19,459,000                         185,051,000
                                    -----------    -----------     ----------     -----------    ------------        ------------
EXPENSES
Hotel operations  . . . . . . . .    60,829,000     12,751,000      19,503,00      15,051,000      (3,359,000) (E)    104,775,000
Gaming operations   . . . . . . .    24,454,000                                                                        24,454,000
Interest  . . . . . . . . . . . .    17,606,000      3,834,000         875,00       6,479,000     (28,707,000) (F)      4,047,000
                                                                                                    3,960,000  (F)
Depreciation and amortization . .     8,161,000      2,496,000       6,253,00       4,256,000       1,220,000  (G)     22,386,000
Administrative and operating  . .     4,203,000                                                       286,000  (E)      4,489,000
Shareholder litigation expense  .     2,648,000                                                                         2,648,000
Provision for losses  . . . . . .       759,000                                                                           759,000
                                    -----------    -----------     ----------     -----------    ------------        ------------
                                    118,660,000     19,081,000      26,631,00      25,786,000     (26,600,000)        163,558,000
                                    -----------    -----------     ----------     -----------    ------------        ------------
Income before minority interest      (4,663,000)   $ 5,882,000         $1,000     $(6,327,000)    $26,600,000          21,493,000
Minority interest in                               ===========     ==========     ===========    ============
  Partnerships (H)  . . . . . . .                                                                                       6,467,000
                                    -----------                                                                      ------------
Net income (loss)   . . . . . . .   $(4,663,000)                                                                      $15,026,000
                                    ===========                                                                      ============
Net income per paired share (I)          $(2.31)                                                                            $1.09
                                    ===========                                                                      ============

See accompanying notes to the pro forma statements of operations.

STARWOOD LODGING TRUST
UNAUDITED COMBINED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1994


                                       Historical                                                                    Pro Forma
                                        Starwood                                                                      Starwood
                                        Lodging        Starwood        Acquired                      Pro Forma         Lodging
                                         Trust          Capital       Properties     Doral Inn       Adjustments        Trust
                                       ----------     ----------     -----------     ----------      -----------      -----------
                                          (A)             (B)            (C)             (D)
REVENUE
Rents from Corporation  . . . . .     $16,906,000     $              $              $                $8,589,000 (J)    $25,495,000
Interest from Corporation   . . .       1,730,000                                                     5,889,000 (K)      7,619,000
Interest from mortgage and
  other notes   . . . . . . . . .       1,512,000      8,496,000                                                        10,008,000
Rents from leased hotel properties
  and income from joint ventures          927,000                                                                          927,000
Other income  . . . . . . . . . .         164,000                                                                          164,000
Gain (loss) on sales of hotel
  assets  . . . . . . . . . . . .         432,000                                                                          432,000
                                      -----------     ----------     -----------    ----------      -----------        -----------
                                       21,671,000      8,496,000                                     14,478,000         44,645,000
                                      -----------     ----------     -----------    ----------      -----------        -----------
EXPENSES
Interest - other  . . . . . . . .      16,265,000      3,834,000         875,000                    (20,974,000)(F)      3,960,000
                                                                                                      3,960,000 (F)
Depreciation and amortization . .       5,205,000      1,270,000       2,791,000                        610,000 (G)      9,876,000
Administrative and operating  . .       1,583,000                                                                        1,583,000
Shareholder litigation expense  .       1,324,000                                                                        1,324,000
Provision for losses  . . . . . .         759,000                                                                          759,000
                                      -----------     ----------     -----------    ----------      -----------        -----------
                                       25,136,000      5,104,000       3,666,000                    (16,404,000)        17,502,000
                                      -----------     ----------     -----------    ----------      -----------        -----------
Income before minority interest        (3,465,000)    $3,392,000     $(3,666,000)   $               $30,822,000         27,143,000
                                                      ==========     ===========    ==========      ===========
Minority interest in
  Partnerships (H)  . . . . . . .                                                                                        8,167,000
                                      -----------                                                                      -----------
Net income (loss)   . . . . . . .     $(3,465,000)                                                                     $18,976,000
                                      ===========                                                                      ===========
Net income per paired share (I)            $(1.71)                                                                           $1.37
                                      ===========                                                                      ===========


See accompanying notes to the pro forma statements of operations.

STARWOOD LODGING CORPORATION
UNAUDITED COMBINED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1994


                                      Historical                                                                   Pro Forma
                                       Starwood                                                                     Starwood
                                       Lodging        Starwood        Acquired                     Pro Forma         Lodging
                                     Corporation       Capital       Properties     Doral Inn     Adjustments      Corporation
                                     -----------    -----------     -----------    -----------    ------------     -----------
                                         (A)            (B)             (C)            (D)
REVENUE
Hotel   . . . . . . . . . . . . .    $82,668,000    $16,467,000     $26,632,000    $19,459,000    $                $145,226,000
Gaming  . . . . . . . . . . . . .     27,981,000                                                                     27,981,000
Interest from mortgage and
  other notes   . . . . . . . . .         42,000                                                                         42,000
Other income  . . . . . . . . . .        247,000                                                                        247,000
Gain (loss) on sales of hotel
  assets  . . . . . . . . . . . .         24,000                                                                         24,000
                                     -----------    -----------     -----------    -----------    ------------      -----------
                                     110,962,000     16,467,000      26,632,000     19,459,000                      173,520,000
                                     -----------    -----------     -----------    -----------    ------------      -----------
EXPENSES
Hotel operations  . . . . . . . .     60,829,000     12,751,000      19,503,000     15,051,000      (3,359,000)(E)  104,775,000
Gaming operations   . . . . . . .     24,454,000                                                                     24,454,000
Rent - Trust  . . . . . . . . . .     16,906,000                                                     8,589,000 (J)   25,495,000
Interest - Trust  . . . . . . . .      1,730,000                                                     5,889,000 (K)    7,619,000
Interest - other  . . . . . . . .      1,341,000                                     6,479,000      (7,733,000)(F)       87,000
Depreciation and amortization . .      2,956,000      1,226,000       3,462,000      4,256,000         610,000 (G)   12,510,000
Administrative and operating  . .      2,620,000                                                       286,000 (E)    2,906,000
Shareholder litigation expense  .      1,324,000                                                                      1,324,000
                                     -----------    -----------     -----------    -----------    ------------      -----------
                                     112,160,000     13,977,000      22,965,000     25,786,000       4,282,000      179,170,000
                                     -----------    -----------     -----------    -----------    ------------      -----------
Income before minority interest       (1,198,000)    $2,490,000      $3,667,000    $(6,327,000)    $(4,282,000)      (5,650,000)
                                                    ===========     ===========    ===========    ============
Minority interest in
  Partnerships (H)  . . . . . . .                                                                                    (1,700,000)
                                     -----------                                                                    -----------
Net income (loss)   . . . . . . .    $(1,198,000)                                                                   $(3,950,000)
                                     ===========                                                                    ===========
Net income per paired share (I)           $(0.59)                                                                        $(0.29)
                                     ===========                                                                    ===========


See accompanying notes to the pro forma statements of operations.

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

                      NOTES TO THE UNAUDITED COMBINED AND
                  SEPARATE PRO FORMA STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                      AND THE YEAR ENDED DECEMBER 31, 1994


NOTE 1.  BASIS OF PRESENTATION

The Trust and the Corporation (collectively, "the Companies") have unilateral control of SLT Realty Limited Partnership ("Realty") and SLC Operating Limited Partnership ("Operating" and, together with Realty the "Partnerships"), respectively, and therefore, the historical financial statements of Realty and Operating are consolidated with those of the Trust and the Corporation. Unless the context otherwise requires, all references herein to the "Companies" refer to the Trust and the Corporation, and all references to the "Trust" and the "Corporation" include the Trust and the Corporation and those entities respectively owned or controlled by the Trust or the Corporation, including Realty and Operating.

NOTE 2.  PRO FORMA ADJUSTMENTS

(A) Reflects the historical statements of operations of the Companies. Operations for properties sold or pending sale are not considered material to the pro forma presentation.

(B) Reflects the pro forma statements of operations (reflecting Starwood's cost basis) of the assets and liabilities contributed by Starwood Capital in the Reorganization. For additional information regarding the Reorganization, please see Item 7. (Financial Statements, Pro Forma Financial Information and Exhibits) of the Company's Form 8-K as amended dated January 31, 1995, which is incorporated herein by Reference. Listed below are the effects each contributed hotel had on the combined pro forma statement of operations:

                                                         For the Twelve Months Ended 12/31/94
                                               ---------------------------------------------------------
                                                                                Doubletree
                                               Capitol Hill   French Quarters     Rancho         Harvey
                                                  Suites          Suites         Bernardo       Wichita      Total
                                               ------------   ---------------   -----------    ---------   ----------
Hotel Revenues . . . . . . . . . . . . . . . .  $3,484,000       $5,247,000     $3,753,000    $3,983,000  $16,467,000
Hotel Expenses . . . . . . . . . . . . . . . .   2,228,000        3,789,000      2,795,000     3,939,000   12,751,000
Depreciation Expense . . . . . . . . . . . . .     556,000          858,000        481,000       601,000    2,496,000
                                                ----------       ----------     ----------    ----------  -----------
Income (loss) before Minority Interest . . . .  $  700,000       $  600,000     $  477,000    $ (557,000) $ 1,220,000
                                                ==========       ==========     ==========    ==========  ===========

(C) Reflects the pro forma statements of operations (reflecting the Companies' cost basis) of the properties acquired in connection with the Offering. For additional information regarding the Offering, please see pages F-1 through F-140 (Financial Statements and Financial Statement Schedules) of the Company's Form S-2 as amended dated June 29, 1995 which are incorporated herein by reference. Listed below are the effects each acquired hotel had on the combined pro forma statements of operations:

                                                             For the Nine Months Ended 9/30/95
                                               -------------------------------------------------------------
                                                   Omni          Sheraton       Embassy Suites
                                                Chapel Hill    Colony Square        Tempe           Total
                                               ------------   ---------------   --------------    ----------
Hotel Revenues . . . . . . . . . . . . . . . .  $1,265,000       $9,557,000       $4,032,000     $14,854,000
Hotel Expenses . . . . . . . . . . . . . . . .     887,000        7,127,000        2,271,000      10,285,000
Depreciation Expense . . . . . . . . . . . . .     163,000        2,073,000        1,229,000       3,465,000
                                                ----------       ----------       ----------     -----------
Income (loss) before Minority Interest . . . .  $  215,000       $  357,000       $  532,000     $ 1,104,000
                                                ==========       ==========       ==========     ===========

                                                           For the Twelve Months Ended 12/31/94
                                               -------------------------------------------------------------
                                                   Omni          Sheraton       Embassy Suites
                                                Chapel Hill    Colony Square        Tempe           Total
                                               ------------   ---------------   --------------   -----------
Hotel Revenues . . . . . . . . . . . . . . . .  $4,407,000      $16,200,000       $6,025,000     $26,632,000
Hotel Expenses . . . . . . . . . . . . . . . .   3,024,000       12,656,000        3,823,000      19,503,000
Depreciation Expense . . . . . . . . . . . . .     884,000        3,363,000        2,006,000       6,253,000
                                                ----------      -----------       ----------     -----------
Income (loss) before Minority Interest . . . .  $  499,000      $   181,000       $  196,000     $   876,000
                                                ==========      ===========       ==========     ===========

(D) Reflects the pro forma statements of operations of the Doral Inn. On September 20, 1995, Realty purchased land for $3 million and mortgage notes receivable secured by the Doral Inn for $40.3 million. Realty also entered into a long-term lease agreement with SBK Delaware Realty Holdings, L.L.C. ("SBK"), the owners of the Doral Inn, to lease the land for $240,000 per year. Simultaneously, Operating entered into a long-term lease agreement with SBK to lease the land and the building for $240,000 per year, plus the debt service on the mortgage held by Realty. The agreement with Operating also allows for management fees to be paid by Operating to SBK. Realty has the option of acquiring the building for the value of the mortgage note plus $400,000 after ten years. It is management's intention to exercise that option. Accordingly, Operating has recorded the transaction as an accounting purchase.

         Additional information related to the property is as follows:


                                           For the Twelve Months Ending
                                           ----------------------------
                                            1994       1993       1992
                                           ------     ------     ------
             Average occupancy rate           80%        76%        79%
             Average room rate             $89.92     $89.12     $96.47
                                           ------     ------     ------
             Revenue per available room    $71.94     $67.73     $76.21
                                           ------     ------     ------


(E) The Corporation intends to operate all of the Companies' hotels and terminate existing third party management contracts for all properties at the earliest practicable date. Accordingly, certain costs directly attributable to existing third party management contracts included in the pro forma statements of operations have been eliminated. Such cost savings are reflected in the pro forma statements of operations as if such contracts had been canceled as of the beginning of the periods presented. Listed below are the hotels on which third party management contracts have been or are anticipated to be terminated and the related management and other fees incurred in each period.

                                                                         Fees Paid (1)
                                                                  ----------------------------
                                                                  12 Months           9 Months
                                                                   Ended               Ended
                                                                  12/31/94            9/30/95              Status
                                                                  ---------          ---------       ------------------
                       Hotel
                       -----
                       Holiday Inn - Albany, GA  . . . .           $160,000          $   9,000       Terminated
                       Best Western - Columbus, OH . . .            156,000             33,000       Cancelable in 1995
                       Best Western - Savannah, GA . . .            109,000             21,000       Cancelable in 1995
                       Radisson - Gainesville, FL  . . .            149,000             19,000       Cancelable in 1996
                       Park Central - Dallas, TX . . . .            342,000             34,000       Terminated
                       Capital Hill - Washington, DC . .            143,000             43,000       Cancelable in 1995
                       French Quarter - Lexington, KY  .            432,000             21,000       Terminated
                       Doubletree - Rancho Bernardo, CA             237,000             67,000       Terminated
                       Colony Square - Atlanta, GA . . .            624,000            139,000       Terminated
                       Omni - Chapel Hill, NC  . . . . .             92,000             23,000       Terminated
                       Embassy Suites - Tempe, AZ  . . .            284,000            406,000       Terminated
                       Doral Inn - New York, NY  . . . .            631,000            433,000       Cancelable in 1995
                                                                  ---------          ---------
                                                                  3,359,000          1,248,000
                                                                  =========          =========


------------------
(1) Fees include base and incentive management fees as well as accounting fee chargebacks and other corporate costs.

         Pro Forma administrative and operating expenses reflect (i) increases in operating expenses resulting principally from additional corporate office personnel and (ii) decreases in operating expenses resulting form a decrease in director's and officers' liability insurance. Such cost adjustments are reflected in the pro forma statements of operations as follows:

                                                                                      Administrative and
                                                                                      Operating Expenses
                                                                                   --------------------------
                                                                                   12 Months         9 Months
                                                                                     Ended            Ended
                                                                                   12/31/94          9/30/95
                                                                                   ---------         --------
                       Additional personnel costs and corporate travel . . .        $486,000         $97,000
                       Decrease in directors' and officers' liability
                         insurance . . . . . . . . . . . . . . . . . . . . . .      (200,000)        (87,000)
                                                                                    --------         -------
                                                                                    $286,000         $10,000
                                                                                    ========         =======

(F) Reflects the elimination of historical and pro forma interest expense related to the debt repaid from the proceeds of the Offering and the addition of interest expense on pro forma amounts outstanding calculated as follows:

                                                Nine Months Ending 9/30/95                 Twelve Months Ending 12/31/94
                                           ---------------------------------------    -----------------------------------------
                                              Trust     Corporation     Combined         Trust      Corporation     Combined
                                           ----------   -----------   ------------    -----------   -----------   -------------
Interest on GSI note                                     $  82,000     $   82,000                    $  87,000     $    87,000
Interest expense on amount outstanding
  under lines of credit (subsequent to
  offering)                                $  383,000                     383,000      $  383,000            -         383,000
Interest expense relating to
  acquisition of the Doral Inn (1)          2,083,000                   2,083,000       2,870,000            -       2,870,000
Interest expense relating to
  additional draw down on line (2)            535,000                     535,000         707,000            -         707,000
                                           ----------    ---------     ----------      ----------    ---------      ----------
Total Interest Expense - pro forma         $3,001,000    $  82,000     $3,083,000      $3,960,000    $  87,000      $4,047,000
                                           ==========    =========     ==========      ==========    =========      ==========


(1) Assumes draw down of $39.6 million on January 1, 1995 and 1994 to purchase the Doral Inn

(2) Assumes draw down of $9.8 million on January 1, 1995 and 1994 to reflect actual draw down in 3rd quarter 1995


(G) Reflects the amortization of organization costs related to the formation of the Partnerships over a five-year period.

(H) Reflects Starwood Capital's minority interest in the income of the Partnerships.

(I) Net income (loss) per paired share has been computed using the weighted average number of paired shares and equivalent paired shares outstanding. All paired share information has been adjusted to reflect a one-for-six reverse split effective June 12, 1995.

(J) Reflects pro forma adjustment for rents on the following hotels contributed by Starwood Capital in the Reorganization and hotels and land acquired by the Companies in 1995. The hotel leases between the Trust and the Corporation provide for annual base or minimum rents plus contingent or percentage rents based on the gross revenue of the properties and are accounted for as operating leases.

                                        Hotel                                 Date Contributed/Acquired
                       ---------------------------------------                -------------------------
                       Capital Hill - Washington, DC . . . . .                     January 1, 1995
                       French Quarter - Lexington, KY  . . . .                     January 1, 1995
                       Doubletree - Rancho Bernardo, CA  . . .                     January 1, 1995
                       Harvey - Wichita, KS  . . . . . . . . .                     January 1, 1995
                       Omni - Chapel Hill, NC  . . . . . . . .                      April 6, 1995
                       Colony Square - Atlanta, GA . . . . . .                      July 24, 1995
                       Embassy Suites - Tempe, AZ  . . . . . .                      July 27, 1995
                       Doral Inn - New York, NY  . . . . . . .                   September 20, 1995


(K) Reflects interest on the notes payable from the Corporation to the Trust at 9.5% for the note secured by the leasehold interest in the Doral property, prime plus 3% for notes secured by the Milwaukee property and prime plus 2% for unsecured notes.

                          INDEPENDENT AUDITORS' REPORT



To the Shareholders of
 Carol Management Corporation
 d/b/a Doral Inn

We have audited the accompanying balance sheets of Doral Inn (the "Hotel"), a division of Carol Management Corporation ("CMC") (Note 8) as of December 31, 1994 and 1993, and the related statements of operations, division account and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Doral Inn, a division of Carol Management Corporation as of December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Hotel will continue as a going concern. As discussed in Note 7 to the financial statements, the first mortgagee has instituted an action to foreclose
on the Hotel property, and the Hotel has suffered recurring losses.   These
conditions raise substantial doubt about the Hotel's ability to continue as a going concern. Management's plans with regard to these matters are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


DAVID BERNDON & CO. LLP
New York, New York
April 4, 1995

DORAL INN
(A DIVISION OF CAROL MANAGEMENT CORPORATION (NOTE 8))
BALANCE SHEET


                                                                                  December 31,
                                                                       ---------------------------------
                                                                          1994                  1993
                                                                       -----------           -----------
             CURRENT ASSETS
             Cash and cash equivalents (Note 2)  . . . . . .           $   949,577           $
             Trade accounts receivable, less allowance
               for doubtful accounts of $150,000 at
               December 31, 1994, and $111,000 at
               December 31, 1993   . . . . . . . . . . . . .             1,832,452             1,828,267
             Inventories   . . . . . . . . . . . . . . . . .                80,036                45,860
             Prepaid real estate taxes   . . . . . . . . . .               809,657               814,354
             Prepaid expenses and other receivables  . . . .               292,656               128,703
             Due from related parties (Note 3(c))  . . . . .               239,241               264,040
                                                                       -----------           -----------
                                         TOTAL CURRENT ASSETS            4,203,619             3,081,224

             PROPERTY AND EQUIPMENT - AT
               COST, LESS ACCUMULATED
               DEPRECIATION (Notes 4 and 5)  . . . . . . . .             9,935,740            10,057,198
                                                                       -----------           -----------
                                                                       $14,139,359           $13,138,422
                                                                       ===========           ===========

             LIABILITIES AND DIVISION
               ACCOUNT
             -----------------------------------------------

             CURRENT LIABILITIES:
             Mortgage payable (Note 5)   . . . . . . . . . .           $47,722,700           $47,722,700
             Bank overdraft  . . . . . . . . . . . . . . . .                                       3,265
             Accounts payable  . . . . . . . . . . . . . . .               745,501               728,401
             Accrued mortgage interest (Note 5)  . . . . . .             6,002,474             2,137,136
             Accrued expenses  . . . . . . . . . . . . . . .               875,866               791,526
             Due to related party (Note 3(c))  . . . . . . .             2,004,296             1,410,069
                                                                       -----------           -----------
                                    TOTAL CURRENT LIABILITIES           57,350,837            52,793,097

             TENANTS' SECURITY DEPOSITS  . . . . . . . . . .                63,078                66,681

             ADVANCE DEPOSITS  . . . . . . . . . . . . . . .                53,194                84,682
                                                                       -----------           -----------
                                            TOTAL LIABILITIES           57,467,109            52,944,460

             COMMITMENTS AND
               CONTINGENCIES (Notes 3(b), 5,
               6, 7 and 8)

             DIVISION ACCOUNT ((Exhibit C)   . . . . . . . .           (43,327,750)          (39,806,038)
                                                                       -----------           -----------
                                                                       $14,139,359           $13,138,422
                                                                       ===========           ===========

The accompanying notes to financial statements are an integral part of these statements.

DORAL INN
(A DIVISION OF CAROL MANAGEMENT CORPORATION (NOTE 8))
STATEMENTS OF OPERATIONS


                                            Nine Months Ended
                                              September 30,                            Year Ended December 31,
                                      -----------------------------       ------------------------------------------------
                                         1995              1994               1994              1993              1992
                                      -----------       -----------       -----------       -----------        -----------
                                                (unaudited)
REVENUES:
Rooms   . . . . . . . . . . . .       $12,397,298       $12,146,196       $17,150,216       $16,064,257        $18,074,329
Telephone   . . . . . . . . . .           787,980           763,776         1,053,427           971,965          1,250,175
Rental and other income   . . .           833,963           943,655         1,255,576         1,276,650          1,263,038
                                      -----------       -----------       -----------       -----------        -----------
                 TOTAL REVENUES        14,019,241        13,853,627        19,459,219        18,312,872         20,587,542
                                      -----------       -----------       -----------       -----------        -----------
COST OF SALES AND
  OTHER OPERATING
  EXPENSES:

Distributed operating expenses:
Rooms   . . . . . . . . . . . .         5,097,901         5,065,072         7,044,519         6,710,061          6,790,490
Telephone   . . . . . . . . . .           472,566           410,174           570,364           530,741            631,975
                                      -----------       -----------       -----------       -----------        -----------
              Total distributed
             operating expenses         5,570,467         5,475,246         7,614,883         7,240,802          7,422,465
                                      -----------       -----------       -----------       -----------        -----------
OPERATING DEPARTMENT
  INCOME                                8,998,774         8,378,381        11,844,336        11,072,070         13,165,077
                                      -----------       -----------       -----------       -----------        -----------
Undistributed operating
  expenses
Administrative and general  . .         1,780,889         1,290,568         2,018,609         1,852,705          2,007,933
Marketing   . . . . . . . . . .           864,770           796,045         1,085,042           810,845          1,069,855
Property operations and
  maintenance   . . . . . . . .           789,576           828,722         1,097,703         1,126,786          1,282,711
Energy costs  . . . . . . . . .           569,868           501,074           604,215           653,482            570,768
                                      -----------       -----------       -----------       -----------        -----------
            Total undistributed
             operating expenses         4,005,108         3,416,409         4,805,569         4,443,818          4,931,267
                                      -----------       -----------       -----------       -----------        -----------

(Continued)

DORAL INN
(A DIVISION OF CAROL MANAGEMENT CORPORATION (NOTE 8))
STATEMENTS OF OPERATIONS
(Continued)




                                       Nine Months Ended
                                          September 30,                            Year Ended December 31,
                                  -----------------------------       -------------------------------------------------
                                      1995              1994               1994              1993              1992
                                  -----------       -----------       -----------        -----------       ------------
                                           (unaudited)
INCOME BEFORE
  MANAGEMENT FEE, FIXED
  CHARGES AND RECEIVER
  EXPENSES  . . . . . . . . . .      4,443,671         4,961,972         7,038,767         6,628,252          8,233,810

MANAGEMENT FEE
  (Note 3(b))   . . . . . . . .        436,172           449,634           631,075           595,168            668,370
                                   -----------       -----------       -----------        ----------          ---------
INCOME BEFORE FIXED
  CHARGES AND RECEIVER
  EXPENSES  . . . . . . . . . .      4,007,499         4,512,338         6,407,692         6,033,084          7,565,440
                                   -----------       -----------       -----------        ----------          ---------
FIXED CHARGES:
Rent, taxes and insurance   . .      1,441,894         1,425,751         1,900,267         1,921,910          1,783,763
Interest expense (Note 5)   . .      4,859,529         4,827,372         6,478,937         5,077,019          4,830,015
Amortization of mortgage
  costs   . . . . . . . . . . .                                                              128,385            168,861
Depreciation  . . . . . . . . .        691,300           799,510         1,066,014         1,201,436          1,429,301
                                   -----------       -----------       -----------        ----------          ---------
            TOTAL FIXED CHARGES      6,992,723         7,052,033         9,445,218         8,328,750          8,211,940
                                   -----------       -----------       -----------        ----------          ---------
RECEIVER EXPENSES
  (Note 5(b))   . . . . . . . .        419,551           438,864           528,744            72,989
                                   -----------       -----------       -----------        ----------          ---------
                     NET (LOSS)    $(3,404,775)      $(2,979,159)      $(3,566,270)      $(2,368,655)         $(646,500)
                                   ===========       ===========       ===========       ===========          =========

The accompanying notes to financial statements are an integral part of these statements.

DORAL INN
(A DIVISION OF CAROL MANAGEMENT CORPORATION (NOTE 8))
STATEMENTS OF DIVISION ACCOUNT




                                                                     Year Ended December 31,
                                                      ---------------------------------------------------
                                                          1994                1993               1992
                                                      ------------        ------------       ------------
DIVISION ACCOUNT -
  BEGINNING OF PERIOD   . . . . . . . . . . . .       $(39,806,038)       $(36,188,109)      $(34,224,095)


Contributions (distributions) -
  Carol Management Corp   . . . . . . . . . . .             44,558          (1,249,274)        (1,317,514)


Net (loss) (Exhibit B)  . . . . . . . . . . . .         (3,566,270)         (2,368,655)          (646,500)
                                                      ------------        ------------       ------------

DIVISION ACCOUNT -
  END OF PERIOD   . . . . . . . . . . . . . . .       $(43,327,750)       $(39,806,038)      $(36,188,109)
                                                      ============        ============       ============


The accompanying notes to financial statements are an integral part of these statements.

DORAL INN
(A DIVISION OF CAROL MANAGEMENT CORPORATION (NOTE 8))
STATEMENTS OF CASH FLOWS


                                                   Nine Months Ended
                                                     September 30,                      Year Ended December 31,
                                            -----------------------------     ---------------------------------------------
                                                 1995            1994             1994              1993            1992
                                            -------------     ------------     -----------       ------------    -----------
CASH FLOWS FROM
  OPERATING ACTIVITIES:
 Net (loss)   . . . . . . . . . . . . .       $(3,404,775)     $(2,979,159)     $(3,566,270)     $(2,368,655)     $ (646,500)

Adjustments to reconcile net
  (loss) to net cash provided by
  operating activities:
 Depreciation and amortization  . . . .           691,300          799,510        1,066,014        1,329,821       1,598,162
 Provision for bad debts  . . . . . . .           117,088           21,035          133,468          138,330          95,951

Changes in assets and liabilities:
 (Increase) decrease in:
  Accounts receivable   . . . . . . . .          (874,353)         (88,035)        (137,653)        (202,263)        725,572
  Inventories   . . . . . . . . . . . .            (3,857)         (14,914)         (34,176)          18,986         103,958
  Prepaid real estate taxes   . . . . .           403,008          420,239            4,697          (27,637)        (64,832)
  Prepaid expenses and other
    receivables   . . . . . . . . . . .           (45,792)        (155,828)        (163,953)          (3,898)          8,262
 Increase (decrease) in:
  Accounts payable  . . . . . . . . . .           318,939          (30,879)          17,100          269,705        (642,733)
  Accrued expenses  . . . . . . . . . .         5,172,050        3,338,194        3,949,678        1,594,982        (279,019)
  Advance deposits  . . . . . . . . . .                            (45,651)         (31,488)          84,682
  Tenants' security deposits  . . . . .                             (3,603)          (3,603)
  Due to related party  . . . . . . . .             4,861          429,362          594,227          574,899         788,323
                                               ----------       ----------      -----------      -----------       ---------

NET CASH PROVIDED BY
  OPERATING ACTIVITIES  . . . . . . . .         2,378,469        1,690,271        1,828,041        1,408,952       1,687,144
                                               ----------       ----------      -----------      -----------      ----------

CASH FLOWS FROM
  INVESTING ACTIVITIES:
  Capital expenditures  . . . . . . . .        (2,218,893)        (508,223)        (944,556)         (53,639)        (51,409)
  Due from related parties  . . . . . .            (3,912)                           24,799          (19,474)         13,334
  Cash not transferred from
    predecessors  . . . . . . . . . . .          (173,960)         (11,012)
                                               ----------       ----------       ----------       ----------      ----------
NET CASH (USED IN)
  INVESTING ACTIVITIES  . . . . . . . .        (2,396,765)        (519,235)        (919,757)         (73,113)        (38,075)
                                               ----------       ----------       ----------       ----------       ---------

(Continued)

DORAL INN
(A DIVISION OF CAROL MANAGEMENT CORPORATION (NOTE 8))
STATEMENTS OF CASH FLOWS
(Continued)


                                                   Nine Months Ended
                                                      September 30,                        Year Ended December 31,
                                               ---------------------------      -----------------------------------------------
                                                   1995            1994            1994             1993              1992
                                               ----------       ----------      ----------       ----------         ----------
CASH FLOWS FROM
  FINANCING ACTIVITIES:
  Proceeds of bank overdraft  . . . . .                             (3,265)         (3,265)           3,265
  Due to related party  . . . . . . . .                              6,702                                             (51,713)
  Contributions (distributions)
    - Carol Management Corp   . . . . .           (15,665)         (71,442)         44,558       (1,249,274)        (1,317,514)
  Decrease in long-term debt  . . . . .                                                            (109,109)          (149,629)
  Decrease in capital lease
    obligations   . . . . . . . . . . .                                                             (25,916)           (87,452)
                                               ----------       ----------      ----------       ----------         ----------

NET CASH (USED IN)
  PROVIDED BY FINANCING
  ACTIVITIES  . . . . . . . . . . . . .           (15,665)         (68,005)         41,293       (1,381,034)        (1,606,308)
                                               ----------       ----------      ----------       ----------         ----------

NET (DECREASE) INCREASE
  IN CASH AND CASH
  EQUIVALENTS   . . . . . . . . . . . .            (33,961)      1,103,031         949,577          (45,195)            42,761
                                                ----------      ----------      ----------       ----------         ----------

CASH AND CASH
   EQUIVALENTS -
   BEGINNING OF PERIOD   . . . . . . . .           949,577           --                              45,195              2,434
                                                ----------      ----------      ----------          ----------      ----------

 CASH AND CASH
    EQUIVALENTS -
    END OF PERIOD   . . . . . . . . . . .       $  915,616      $1,103,031      $  949,577          $               $   45,195
                                                ==========      ==========      ==========          ==========      ==========

SUPPLEMENTAL
  DISCLOSURE OF CASH
  FLOW INFORMATION:
  Cash paid for interest  . . . . . . .         $  647,794      $1,641,825      $2,613,599       $3,329,487         $5,034,191
                                                ==========      ==========      ==========       ==========         ==========

NOTE: In connection with the acquisition of the Hotel, the carrying value of the fixed assets was increased by approximately
       $31 million to reflect the new cost basis.

The accompanying notes to financial statements are an integral part of these statements.

                                   DORAL INN
             (A DIVISION OF CAROL MANAGEMENT CORPORATION (NOTE 8))

                         NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)      Organization

         The Doral Inn (the "Hotel") is an operating division of Carol Management Corporation ("CMC") and has no separate legal status or existence. The accompanying financial statements include all the assets and liabilities relating to the operations of the Hotel.

(b)      Inventories

         Inventories, consisting of linen and guest supplies, are stated at the lower cost (first-in, first-out) or market.

(c)      Property and Equipment

         Land, building and improvements and furniture, fixtures and equipment are stated at cost less accumulated depreciation. The building, aggregating $1,350,000 is stated based on January 1, 1969 appraisal for estate purposes, which, net of depreciation, did not differ significantly from estimated cost. The net book value at December 31, 1994 amounted to approximately $200,000.

         Building, building improvements, and furniture, fixtures and equipment are depreciated on the straight-line and declining- balance methods over estimated useful lives of the respective assets, as follows:

                                 Building                                           40 years
                                 Building improvements                              5 to 20 years
                                 Furniture, fixtures and equipment                  5 to 7 years

(d)      Income Taxes

         For income tax purposes, the Hotel's operations are combined with those of other divisions of CMC. Any applicable tax expense or credits which may result from filing income tax returns will inure to CMC and have not been reflected in the accompanying financial statements.

(e)      Deferred Mortgage Costs

         Costs incurred in connection with obtaining a mortgage are amortized over the term of the mortgage.

(f)      Cash and Cash Equivalents

         The Hotel considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

NOTE 2 - CONCENTRATION OF CREDIT RISK

         At December 31, 1994, the Hotel had a significant concentration of cash and cash equivalents with one financial institution.

NOTE 3 - RELATED PARTY TRANSACTIONS

(a) The Hotel participates in transactions with other division or affiliates of CMC. Balances due to/from affiliates at December 31, 1994 and 1993 were noninterest bearing, are payable within one year and represent expenses paid by or on behalf of the Hotel.

(b)      In 1994, 1993 and 1992, Doral Hotels and Resorts Management
         Company ("DHRMC") (an affiliate) charged the Hotel a management fee, pursuant to a ten-year agreement dated June 1, 1988, of 3.25% of gross revenues.

(c)      Balances due to/from related parties are summarized as follows:

                                                                                December 31,
                                                                       -----------------------------
                                                                          1994               1993
                                                                       ----------         ----------
                        Due from:
                           Tuscany Operating Company                   $   69,358         $   97,471
                           Doral Park Avenue Hotel                        123,703            111,157
                           Other                                           46,180             55,412
                                                                       ----------         ----------
                                        Due from related parties       $  239,241         $  264,040
                                                                       ==========         ==========
                        Due to DHRMC                                   $2,004,296         $1,410,069
                                                                       ==========         ==========

NOTE 4 - PROPERTY AND EQUIPMENT

         Property and equipment consists of the following:

                                                                                December 31,
                                                                      ------------------------------
                                                                         1994               1993
                                                                      -----------        -----------
                        Land                                          $ 2,275,000        $ 2,275,000
                        Building and improvements                      15,969,058         15,386,618
                        Furniture, fixtures
                          and equipment                                 4,403,291          4,304,244
                        Construction-in-progress                          287,765             24,696
                                                                      -----------        -----------
                                                                       22,935,114         21,990,558
                        Less, accumulated depreciation                 12,999,374         11,933,360
                                                                      -----------        -----------
                                                                      $ 9,935,740        $10,057,198
                                                                      ===========        ===========

NOTE 5 - MORTGAGES PAYABLE

         Mortgages payable are summarized as follows:

                                                                                December 31,
                                                                      ------------------------------
                                                                          1994               1993
                                                                      -----------        -----------
                        First mortgage - The Mutual
                          Life Insurance Company (a)                  $29,722,700        $29,722,700
                        Second mortgage - Bankers
                          Trust Company (b)                            18,000,000         18,000,000
                                                                      -----------        -----------
                                                                      $47,722,700        $47,722,700
                                                                      ===========        ===========


         (a) Pursuant to the mortgage terms, the mortgage matured on September 1, 1993 and bore interest at 12.5% per annum payable monthly. Monthly payments of $323,879 were required to be applied first to interest and the balance to reduction of principal. Unpaid interest at December 31, 1994 and 1993 amounted to $4,199,724 and $1,843,886, respectively.

         (b) Pursuant to the mortgage terms, the second mortgage notes matured on September 1, 1993. Interest-only payments were due monthly at a per annum rate either at the prime rate plus .375% (as defined), CD rate (as defined), or LIBO rate plus 1.65% (as defined), as selected by the borrower in accordance with the terms of the note. Unpaid interest at December 31, 1994 and 1993 amounted to $1,802,750 and $293,250, respectively.

                 As additional security for these loans, CMC assigned its rights to the Hotel's leases, rents and other income.

                 On November 22, 1993, the first mortgagee instituted an action to foreclose on its security interest in the property and to apply for the appointment of a receiver to operate the property as a result of the mortgagor's alleged default in the payment of principal, interest, late charges, and other charges which became due and payable on September 1, 1993. Subsequent to September 1, 1993, interest has accrued at the rate of 15% per annum. On November 24, 1993, the United States District Court, Southern District of New York, ordered the appointment of a receiver to operate the property. Currently, this foreclosure action is still pending while the property is being operated by the receiver. Pursuant to a court order, the Hotel is required to pay a monthly fee to the receiver which amounted to $40,000 per month through May 24, 1994 and $30,000 per month thereafter. The total fee for the years ended December 31, 1994 and 1993 amounted to approximately $407,000 and $49,000, respectively. In addition, the Hotel incurred approximately $122,000 and $24,000 other receiver related expenses for the years ended December 31, 1994 and 1993, respectively, and these above-mentioned amounts are included in the caption "Receiver Expenses" in the accompanying statements of operations.

NOTE 6 - PENSION PLAN

         The Hotel makes contributions, along with many other employers, to union-sponsored multiemployer pension plans, based on the number of hours worked by employees covered under union contracts. The Multiemployer Pension Plan Amendments Act of 1989 imposes certain liabilities upon employers associated with multiemployer plans who withdraw from such a plan or upon termination of said plan. The Hotel has not received information form the plan's administrator to determine its share of unfunded vested benefits, if any. The Hotel has not undertaken to terminate, withdraw or partially withdraw from the plans. Contributions to the multiemployer plans during the years ended December 31, 1994, 1993 and 1992 amounted to $305,625, $298,545 and $213,770, respectively.

NOTE 7 - GOING CONCERNS

         As discussed in Note 5, the first mortgage has instituted an action to foreclose on its security interest in the property and the second mortgage has also matured. In addition, the Hotel has suffered recurring losses and has had a working capital deficiency over the past few years. These conditions raise substantial doubt about the Hotel's ability to continue as a going concern, which is dependent upon the resolution of a satisfactory agreement with its lenders with regard to the debt mentioned above. Management's plans include the restructuring or refinancing of the mortgage agreements or selling the Hotel. The accompanying financial statements do not include any adjustments that might be necessary should management be unable to successfully accomplish these plans.

NOTE 8 - SUBSEQUENT EVENT

         In February 1995, CMC transferred the Hotel to a newly created entity, SBK Realty Holdings LLC ("SBK"). In exchange CMC received a 99% interest in SBK and a related entity received a 1% interest.